UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SAB BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

[●], 2023

To Our Stockholders:

You are cordially invited to attend the SAB Biotherapeutics, Inc. special meeting of stockholders (the “Special Meeting”). The Special Meeting will be held on [●], 2024 at [●] Eastern Time, at [●]. There will not be an option to attend the Special Meeting at a physical location. At the Special Meeting, you will be asked to asked to:

(1)
to authorize the Company’s Board, in its discretion but prior to the one-year anniversary of the date on which the proposal is approved by the Company’s stockholders at the Special Meeting, to amend our amended and restated certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock, par value $0.0001 per share (“Common Stock”), at a ratio in the range of 2-for-3 to 1-for-10, with such ratio to be determined by the Board (the “Reverse Stock Split Proposal” or “Proposal 1”); and
(2)
to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Your vote is important. Regardless of whether you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting, and we hope you will vote as soon as possible. You may vote by proxy over the Internet, by telephone or by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone, written proxy or voting instruction card will ensure your representation at the Special Meeting regardless of whether you attend the virtual special meeting.

Thank you for your ongoing support of, and continued interest in, SAB Biotherapeutics, Inc.

Sincerely,

/s/ Eddie J. Sullivan
Eddie J. Sullivan
Director and Chief Executive Officer

2100 East 54th Street North

Sioux Falls, South Dakota

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2024

To the Stockholders of SAB Biotherapeutics, Inc.:

Notice is hereby given that the Special Meeting of Stockholders of SAB Biotherapeutics, Inc., a Delaware corporation (the “Company”), will be held virtually at [●] Eastern Time on [●], 2024 (the “Special Meeting”). There will not be an option to attend the Special Meeting at a physical location.

At the Special Meeting, the stockholders of the Company will be asked to consider and take action on the following proposal:

(1)
to authorize the Company’s Board, in its discretion but prior to the one-year anniversary of the date on which the proposal is approved by the Company’s stockholders at the Special Meeting, to amend our amended and restated certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock, par value $0.0001 per share (“Common Stock”), at a ratio in the range of 2-for-3 to 1-for-10, with such ratio to be determined by the Board (the “Reverse Stock Split Proposal” or “Proposal 1”)

The Reverse Stock Split Proposal is described in detail in the accompanying Proxy Statement. The Board of Directors is not aware of any other business to come before the Special Meeting.

Our Board of Directors has fixed the close of business on [●], 2023 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the Special Meeting or any adjournment of our Special Meeting. Stockholders on the Record Date will be able to attend the Special Meeting virtually and to vote and submit questions during the Special Meeting by visiting [●] and entering the sixteen-digit control number on the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2024 AT [●] EASTERN TIME

This Notice, the accompany Proxy Statement and the Special Meeting, and any other materials concerning the Special Meeting, together with any amendments to any of these materials, are available on the Internet at [●].

Your vote is important. Whether or not you plan to attend the Special Meeting virtually, please vote over the telephone or via the internet as instructed in Notice of Internet Availability of Proxy Materials or by completing, signing and returning the proxy card mailed to as promptly as possible to ensure your representation at the Special Meeting. To ensure that your vote will be counted, please cast your vote before 11:59 p.m. (Eastern Time) on [●], 2024. Even if you have voted by proxy, you may still vote online if you attend the Special Meeting. Stockholders who attend the Special Meeting should follow the instructions at [●] to vote online at the Special Meeting. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

	/s/ Samuel Reich	/s/ Eddie Sullivan
	Samuel Reich	Eddie Sullivan
[●], 2023	Chairman of the Board	Chief Executive Officer

SAB BIOTHERAPEUTICS, INC.

PROXY STATEMENT

2100 East 54th Street North

Sioux Falls, South Dakota

PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

The enclosed proxy is solicited by the Board of Directors (the “Board”) of SAB Biotherapeutics, Inc. (“SAB,” “we,” “our,” “us” or “the Company”) to be voted at our Special Meeting of Stockholders (the “Special Meeting”) to be held on [●], 2024 at [●] Eastern Time in a virtual meeting format only at [●]. The Board knows of no matters to come before the Special Meeting other than those described in this Proxy Statement. If any other matters properly come before the Special Meeting (or any adjournment thereof), the persons named in the proxy card as proxies will vote on such matters in their discretion in accordance with their best judgment.

Matters to be Voted on at the Special Meeting.

At the Special Meeting, the stockholders of the Company will be asked to consider and take action on the following proposals:

(1)
to authorize the Company’s Board, in its discretion but prior to the one-year anniversary of the date on which the proposal is approved by the Company’s stockholders at the Special Meeting, to amend our amended and restated certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock, par value $0.0001 per share (“Common Stock”), at a ratio in the range of 2-for-3 to 1-for-10, with such ratio to be determined by the Board (the “Reverse Stock Split Proposal” or “Proposal 1”); and
(2)
to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Stockholders entitled to vote.

Only stockholders of record of our Common Stock at the close of business on [●], 2023 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting, but, in the case of the Series A Preferred Stock (as defined below). At the close of business on the Record Date, there were [●] shares of Common Stock outstanding, and [●] shares of our Series A Preferred Stock outstanding. “Series A Preferred Stock” shall mean our (i) Series A-2 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-2 Preferred Stock”), and (ii) Series A-3 Convertible Preferred Stock, par value $0.0001 per share.

Common Stock: Each share of our Common Stock outstanding as of the Record Date is entitled to one vote per share on all matters properly brought before the Special Meeting.

Preferred Stock: Each share our Series A Preferred Stock outstanding as of the Record Date has the right to vote on all matters presented to the stockholders for approval, together with the shares of Common Stock, voting together as a single class, on an as-converted to Common Stock basis, based on a conversion price of $0.63 per share and stated value of $1,000 per share. The voting of the Series A Preferred Stock is limited by the SAB Biotherapeutics, Inc. Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.

A complete list of registered stockholders entitled to vote at the Special Meeting will be available for ten days prior to the Special Meeting for any purposes germane to the Special Meeting between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices at 2100 East 54th Street North, Sioux Falls, South Dakota 57104, by contacting the Secretary of the Company.

Number of votes.

Holders of Common Stock have one vote for each share of Common Stock held.

As of the Record Date, the following shares of the Company are issued and outstanding:

•
[●] shares of Common Stock;
•
[●] shares of Preferred Stock that are convertible into an aggregate of [●] shares of Common Stock.

Attending the virtual meeting.

Stockholders of record as of [●], 2023 will be able to participate in the Special Meeting by visiting the Special Meeting website at [●]. To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The Special Meeting will begin promptly at [●] Eastern time on [●], 2024.

Online check-in will begin at [●] Eastern time on [●], 2024, and you should allow approximately 15 minutes for the online check-in procedures.

Reason for the Reverse Stock Split Proposal

Our Board has adopted a resolution declaring it advisable, and recommending to our stockholders for their approval, an amendment to our restated certificate of incorporation (the “Reverse Stock Split Amendment”) authorizing a reverse stock split of the outstanding shares of our Common Stock at a ratio in the range of 2-for-3 to 1-for-10, with such ratio to be determined by the Board (the “Reverse Stock Split”), and granting the Board the discretion to file a certificate of amendment to our restated certificate of incorporation with the Secretary of State of the State of Delaware effecting the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting or to abandon the Reverse Stock Split altogether. The primary goal of implementing the Reverse Stock Split would be to increase the per share market price of our Common Stock, including potentially to meet the minimum per share bid price requirement for continued listing on the Nasdaq Capital Market (“Nasdaq”). If our stockholders fail to approve the proposal relating to the Reverse Stock Split, our Board will not have the authority to effect the Reverse Stock Split, which could, among other risks, potentially expose us to delisting from Nasdaq.

The form of the proposed Reverse Stock Split Amendment is attached to this proxy statement as Annex A. The Reverse Stock Split Amendment will implement the Reverse Stock Split by reducing the number of outstanding shares of Common Stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of Common Stock, and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex A. If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving cash in lieu of any resulting fractional shares.

How to vote.

Whether or not you plan to virtually attend the Special Meeting and regardless of the number of shares of the Company’s Common Stock and/or Preferred Stock that you own, please vote as soon as possible.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a stockholder of record. As a stockholder of record, you may vote online during the Special Meeting, vote by proxy through the internet or telephone or vote by proxy using a proxy card that you may request or that was delivered to you. Whether or not you intend to attend the Special Meeting, we urge you to vote by proxy through the internet or telephone as instructed below, or by completing a proxy card as soon as possible.

You may vote using the following methods:

Go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered to you) or the instructions that accompanied your proxy materials. Your vote must be received by 11:59 p.m. (Eastern Time) on [●], 2024 to be counted.

Dial [●] using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered to you) or the instructions that accompanied your proxy materials. Your vote must be received by 11:59 p.m., Eastern time, on [●], 2024 to be counted.

Complete, sign, date and return the proxy card that you may request or that was delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to use before the Special Meeting, your shares will be voted as you direct.

In addition, you may vote online before the Special Meeting. To do so, during the Special Meeting, visit our Special Meeting website at [●]. You will be asked to provide the 16-digit control number included on your proxy card that you request or that was delivered to you or the instructions that accompanied your proxy materials. Once you have logged onto the Special Meeting, please follow the instructions to vote your shares. If you do not have your 16-digit control number, you will be able to access and listen to the Special Meeting, but you will not be able to vote your shares or submit questions.

Beneficial Ownership: Shares Registered in the Name of Bank, broker or other nominee

If, on the Record Date, your shares were held not in your name, but rather in an account at a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name.” Your bank, broker or other nominee is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you should have received a notice containing voting instructions from your bank, broker or other nominee rather than from us. Simply follow the instructions in the notice to ensure that your vote is counted. Please also note that since you are not the stockholder of record, you may only vote your shares during the Special Meeting if you request and obtain a valid 16-digit control number from your bank, broker or other nominee. Beneficial owners who attend the Special Meeting should follow the instructions at [●] to vote during the Special Meeting.

If, on the Record Date, your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a stockholder of record. As a stockholder of record, you may vote online during the Special Meeting, vote by proxy through the internet or telephone or vote by proxy using a proxy card that you may request or that was delivered to you. Whether or not you intend to attend the Special Meeting, we urge you to vote by proxy through the internet or telephone as instructed below, or by completing a proxy card as soon as possible.

Quorum.

The presence at the Special Meeting, in person virtually or represented by proxy, of the holders of a majority of the shares of the Company’s Common Stock and Preferred Stock (on an as-converted to Common Stock basis) issued and outstanding and entitled to vote at the Special Meeting will constitute a quorum for purposes of voting at the Special Meeting. Attendance at the Special Meeting, albeit virtual, constitutes presence in person for purposes of a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining the existence of a quorum.

Abstentions (i.e. shares present at the Special Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and have no effect on the outcome of the matters voted upon.

Broker non-votes.

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Special Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The approval of the Reverse Stock Split Proposal is generally considered to be a “routine” matter and banks or brokers are permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. However, banks or brokers may choose not to exercise their discretionary vote. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for the Reverse Stock Split Proposal.

Vote Required to Approve each Proposal

Assuming that a quorum is present, the following votes will be required:

Reverse Stock Split Proposal. With respect to the Reverse Stock Split Proposal, the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve this proposal. Shares that are not represented at the Special Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

How to revoke your proxy.

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a registered holder of our Common Stock or Preferred Stock, you may revoke a previously submitted proxy by submitting another valid proxy (whether by telephone, the Internet or mail) or by providing a signed letter of revocation to the Corporate Secretary of the Company before the closing of the polls at the virtual special meeting on [●], 2024. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy and vote your shares online during the virtual special meeting; however, simply attending the Special Meeting in virtual format without taking one of the above actions will not revoke your proxy.

If you hold shares in “street name,” in general, you may revoke a previously submitted voting instruction by submitting to your bank, broker or other nominee another valid voting instruction (whether by telephone, the Internet or mail) or a signed letter of revocation. Please contact your bank, broker or other nominee for detailed instructions on how to revoke your voting instruction and the applicable deadlines. Please note that your attendance at the virtual special meeting in and of itself will not be sufficient to revoke your proxy.

Expenses and solicitation.

We will bear the cost for the solicitation of proxies, including printing and mailing costs. In addition to the solicitation of proxies by mail, proxies may also be solicited personally by directors, officers and employees of the Company, without additional compensation to these individuals. We will request that banks, brokers and other firms holding shares in their names that are beneficially owned by others forward proxy materials to and obtain proxies from such beneficial owners, and will, upon request, reimburse such banks, brokers and other firms for their reasonable out-of-pocket costs.

Other matters.

We are not aware of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is adjourned or postponed, the proxy holders can vote your shares at the new meeting as well unless you have subsequently revoked your proxy.

Vote results.

The preliminary results of the voting on the proposal will be reported at the Special Meeting. The final certified results of the voting will be reported in a Current Report on Form 8-K within four business days after the Special Meeting.

Who should I call if I have additional questions?

You may contact our transfer agent by writing Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

PROPOSAL 1: THE REVERSE STOCK SPLIT PROPOSAL

Reasons for the Reverse Stock Split Proposal

The Board is recommending to the Company’s stockholders for their approval an amendment that would authorize, but not obligate the Board, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding and treasury shares of Common Stock at a ratio in the range of 2-for-3 to 1-for-10, which ratio would be subject to the Board’s discretion following stockholder approval. The Company believes that the availability of a range of reverse split ratios will provide the Company with the flexibility to implement the Reverse Stock Split, if effected at all, in a manner designed to maximize the anticipated benefits for the Company and its stockholders. The general description of the Reverse Stock Split Amendment set forth below is a summary only and is qualified in its entirety by and subject to the full text of the form of proposed amendment which is attached as Annex A hereto.

The Board’s primary objective in asking for authority to effect a reverse split is to increase the per-share trading price of our Common Stock. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

As background, on July 26, 2023, we received notice (the “Approval”) from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market (the “Staff”) that our application to transfer the listing of our Common Stock from the Nasdaq Global Market to the Nasdaq Capital Market had been approved. The Common Stock was transferred to the Nasdaq Capital Market at the opening of business on July 31, 2023, where our Common Stock continues to trade under the symbol “SABS.” The transfer to the Nasdaq Capital Market followed a letter from the Nasdaq Stock Market that we received on January 23, 2023 indicating that we were not in compliance with Nasdaq Listing Rule 5450(a)(1) because the closing bid price per share for our common stock had closed below $1.00 for the previous 30 consecutive business days (the “Minimum Bid Price Requirement”). We were given until July 24, 2023, to regain compliance with the rule. As the price of Common Stock did not return to compliance, we filed an application to transfer the listing of our common stock from the Nasdaq Global Market to the Nasdaq Capital Market. As a result of the Approval, we were granted an additional 180-day grace period, or until January 22, 2024, to regain compliance with the Minimum Bid Price Requirement. To regain compliance with the Minimum Bid Price Requirement and qualify for continued listing on the Nasdaq Capital Market, the closing bid price per share of our common stock had to be at least $1.00 for at least 10 consecutive business days on or prior to January 22, 2024. The Nasdaq Staff retains discretion to extend this 10-business day period to determine that the Company has demonstrated an ability to maintain long-term compliance. As a condition of the Approval imposed by Nasdaq Listing Rule 5810(c)(3)(a)(i), we notified the Nasdaq Stock Market that we intend to effect a reverse stock split, if necessary, to regain compliance with the Minimum Bid Price Requirement.

The Board believes that the failure of stockholders to approve the Reverse Stock Split Amendment could prevent the Company from complying with the Minimum Bid Price Requirement and could, among other risks, inhibit our ability to conduct capital raising activities. If the Nasdaq Stock Market delists the Common Stock, then the Common Stock would likely become traded on an over-the-counter market such as that maintained by OTC Markets Group Inc., which does not have the substantial corporate governance or quantitative listing requirements for continued trading that the Nasdaq Stock Market has. In that event, interest in Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from the Nasdaq Stock Market, the Company’s stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired, and the Company believes its ability to maintain and obtain analyst coverage, attract investor interest, and have access to capital may become significantly diminished as a result.

Potential Effects of the Amendment

If the Board decides to implement the Reverse Stock Split Amendment, the Company would communicate to the public, additional details regarding the Reverse Stock Split Amendment (including the final reverse split ratio, as determined by the Board). By voting in favor of the Reverse Stock Split Amendment, you are also expressly authorizing the Board to determine not to proceed with, and to defer the timing of, or to abandon, the Reverse Stock Split Amendment, in the Board’s sole discretion. In determining whether to implement the Reverse Stock Split Amendment following receipt of stockholder approval of the Reverse Stock Split Amendment, and which reverse split ratio to implement, if any, the Board may consider, among other things, various factors, such as:

•
the Company’s ability to maintain its listing on Nasdaq;
•
the historical trading price and trading volume of the Common Stock;
•
the then-prevailing trading price and trading volume of the Common Stock and the expected impact of the reverse stock split on the trading market for the Common Stock in the short and long term;
•
which reverse split ratio would result in the greatest overall reduction in the Company’s administrative costs; and
•
prevailing general market and economic conditions.

Principal Reasons for the Reverse Stock Split

To increase the per share price of our Common Stock, to potentially maintain the Company’s Nasdaq Listing, and to potentially improve the liquidity of the Common Stock and assist in our capital-raising efforts.

The primary objectives for effecting the Reverse Stock Split Amendment, should our Board of Directors choose to effect one, would be to increase the per share price of our Common Stock, whether to potentially regain compliance with the Nasdaq Minimum Bid Price or otherwise. Our Board of Directors believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split Amendment, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, improve the perception of our Common Stock as an investment security and could assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors.

A reverse stock split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. A reverse stock split could help increase analyst and broker interest in the Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a reverse stock split negatively since it reduces the number of shares of Common Stock available in the public market. If the Reverse Stock Split Amendment is approved and the Board believes that effecting the Reverse Stock Split is in the best interests of the Company and its stockholders, the Board may effect the Reverse Stock Split, regardless of whether the Company’s stock is at risk of delisting from Nasdaq, trades on the OTC Market, or otherwise for purposes of increasing the per share trading price, enhancing the liquidity of the Common Stock, and to facilitate capital raising.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the Common Stock through the Reverse Stock Split Amendment is intended, absent other factors, to increase the per share market price of the Common Stock. Other factors, however, such as the Company’s financial results, market conditions, the market perception of the Company’s business and other risks, including those set forth below and in the Company’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2022, as amended, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock. The effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty and the Company cannot assure you that the Reverse Stock Split will result in a sustained increase in the price of the Common Stock for any meaningful period of time, or at all. The Board believes that the Reverse Stock Split has the potential to increase the market price of the Common Stock, and therefore may help to satisfy the Minimum Bid Price Requirement, if applicable. However, the long- and short-term effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of the Common Stock, which could lead to increased interest in the Common Stock and possibly promote greater liquidity for the Company’s stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for the Common Stock. There also can be no assurance the Reverse Stock Split will enhance the Company’s ability to engage in capital raising activities.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in the overall market capitalization of the Company. If the per share market price of the Common Stock does not increase in proportion to the reverse split ratio, then the value of the Company, as measured by the market capitalization of the Company, will be reduced.

Impact of a Reverse Stock Split If Implemented

The Reverse Stock Split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Reverse Stock Split Amendment will be that:

•
the number of issued and outstanding shares of Common Stock (and treasury shares, if any), will be reduced proportionately based on the final reverse split ratio, as determined by the Board;
•
based on the final reverse split ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and
•
the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final reverse split ratio.

The Board does not intend for a reverse stock split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. The actual number of shares outstanding after giving effect to the Reverse Stock Split Proposal will depend on the reverse split ratio that is ultimately selected by the Board. The table below illustrates certain, but not all, possible reverse stock split ratios, together with the implied number of issued and outstanding shares of the Common Stock resulting from implementation of the Reverse Stock Split based on [●] shares of the Common Stock outstanding as of [●], 2023. The reverse stock split will not affect the total number of authorized shares under our certificate of incorporation.

Example Ratios within Delegated Range of Ratios	Number of Authorized Shares of Common Stock	Number of Shares of Common Stock Outstanding	Implied Approximate Number of Issued and Outstanding Shares of Common Stock Following the Reverse Stock Split *
2-for-3	800,000,000	[●]	[●]
1-for-5	800,000,000	[●]	[●]
1-for-8	800,000,000	[●]	[●]
1-for-10	800,000,000	[●]	[●]

* Excludes the effect of fractional share treatment.

We are currently authorized to issue a maximum of 800,000,000 shares of our Common Stock. As of the Record Date, there were [●] shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split Amendment is affected.

Effects of the Reverse Stock Split

Management does not anticipate that the Company’s financial condition, the percentage ownership of Common Stock by management, the number of the Company’s stockholders or any aspect of the Company’s business will materially change as a result of the Reverse Stock Split Amendment. Because the Reverse Stock Split Amendment will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock the proposed Reverse Stock Split Amendment will not alter the relative rights and preferences of existing stockholders, except to the extent the reverse stock split will result in fractional shares, as discussed in more detail below.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split Amendment will not affect the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq to the extent it is still listed for trading on Nasdaq (other than to the extent it may facilitate compliance with Nasdaq continued listing standards, if applicable). Following the reverse stock split, the Common Stock is expected to continue to be listed on Nasdaq or OTC Bulletin Board, although it will be considered a new listing with a new Committee on Uniform Securities Identification Procedures, or CUSIP, number.

The rights of the holders of the Common Stock will not be affected by the Reverse Stock Split Amendment, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the Common Stock immediately prior to the effectiveness of the Reverse Stock Split Amendment will generally continue to hold 2% of the voting power of the outstanding shares of the Common Stock immediately after the reverse stock split. The number of stockholders of record will not be affected by the Reverse Stock Split Amendment (except to the extent any are cashed out as a result of holding fractional shares).

If approved and implemented, the Reverse Stock Split Amendment may result in some stockholders owning “odd lots” of less than 100 shares of the Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Further, the Reverse Stock Split Amendment will impact holders of the Company’s Series A Preferred Stock, warrants to purchase shares of Common Stock and Common Stock purchase options. Any outstanding shares of Series A Preferred Stock, warrants and options will have their respective conversion price or exercise price adjusted, such that the applicable conversion or exercise price will be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares) outstanding immediately before the Reverse Stock Split and of which the denominator shall be the number of shares of Common Stock outstanding immediately after the Reverse Stock Split(excluding any treasury shares) The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split Amendment.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split Amendment, if approved by the Company’s stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which would take place at the Board’s discretion. The exact timing of the filing of the Reverse Stock Split Amendment, if filed, would be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and the Company’s stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time (i) prior to filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware and (ii) before the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the Board, in its sole discretion, determines that it is no longer in the Company’s best interests or the best interests of its stockholders to proceed with the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effect on Par Value; Reduction in Stated Capital

The proposed Reverse Stock Split Amendment will not affect the par value of the Company’s stock, which will remain at $0.0001 per share of Common Stock. As a result, the stated capital on the Company’s balance sheet attributable to its Common Stock, which consists of the par value per share of Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the reverse stock split ratio selected by the Board. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between its stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. The Company does not issue physical certificates to stockholders.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in the Reverse Stock Split Proposal, and the Company will not independently provide its stockholders with any such rights.

Fractional Shares

The Company does not intend to issue fractional shares in connection with the Reverse Stock Split. The Company currently anticipates that it will cause its exchange agent to aggregate all fractional share interests following the Reverse Stock Split, sell the aggregated fractional shares interests into the market and allocate and distribute the net proceeds received from such sale (reduced by any customary brokerage fees, commissions and other expenses) among the stockholders who would otherwise hold a fractional share interest as a result of the reverse stock split on a pro rata basis. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment for their fractional share interest is received. After the Reverse Stock Split is effected, a stockholder will have no further interest in the Company with respect to its fractional share interest and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto, except to receive the above-described cash payment. Although the Company will pay any brokerage fees, commissions and other expenses related to the exchange agent’s selling in the open market shares that would otherwise be fractional shares, as described above, such expenses will reduce the cash amounts to be paid to stockholders in lieu of the receipt of fractional shares. Stockholders should be aware that under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Stockholders otherwise entitled to receive such funds, who have not received them, will have to seek to obtain such funds directly from the jurisdiction to which they were paid.

Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax considerations to U.S. holders (as defined below) of the Reverse Stock Split. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”) and judicial authority and administrative interpretations, all as of the date of this document, and all of which are subject to change, possibly with retroactive effect, and are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. The Company has not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (the “IRS”) with respect to any of the tax considerations discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders that hold Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the tax on net investment income or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, U.S. federal estate or gift tax laws, or any tax treaties. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

•
a bank, insurance company or other financial institution;
•
a tax-exempt or a governmental organization;
•
a real estate investment trust;
•
an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);
•
a regulated investment company or a mutual fund;
•
a dealer or broker in stocks and securities, or currencies;
•
a trader in securities that elects mark-to-market treatment;
•
a holder of Common Stock that received such stock through the exercise of an employee option, pursuant to a retirement plan or otherwise as compensation;
•
a person who holds Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;
•
a corporation that accumulates earnings to avoid U.S. federal income tax;
•
a person whose functional currency is not the U.S. dollar;
•
a U.S. holder who holds Common Stock through non-U.S. brokers or other non-U.S. intermediaries;
•
a person subject to Section 451(b) of the Code; or
•
a former citizen or long-term resident of the United States subject to Section 877 or 877A of the Code.

If a partnership, or any entity (or arrangement) treated as a partnership for U.S. federal income tax purposes, holds Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. A partner in a partnership holding Common Stock should consult its own tax advisor about the U.S. federal income tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Common Stock that is for U.S. federal income tax purposes:

•
an individual citizen or resident of the United States;
•
a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•
an estate, whose income is subject to U.S. federal income tax regardless of its source; or
•
a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a United States person.

Tax Consequences of the Reverse Stock Split Generally

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of Common Stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of Common Stock that receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of Common Stock surrendered that is allocated to such fractional share of Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for Common Stock surrendered exceeds one year at the effective time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Common Stock pursuant to the Reverse Stock Split may be subject to information reporting and may be subject to U.S. backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

Vote Required

The Reverse Stock Split Proposal requires the affirmative vote of a majority of the combined voting power of the issued and outstanding shares of our Common Stock and Preferred Stock entitled to vote at the Special Meeting, voting together as a single class.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock and Preferred Stock as of November 30, 2023 (unless otherwise indicated), held by: (i) each director; (ii) each of the named executive officers; (iii) all of our directors and executive officers as a group; and (iv) each additional person or group who is known by us to own beneficially more than 5% of the outstanding shares of each class of our voting securities. Except as indicated in the footnotes below, the address of the persons or groups named below is c/o SAB Biotherapeutics, Inc.

Shares Beneficially Owned(1)

Beneficial Owner	Common Stock	Percent		Series A-2 Preferred Stock	Percent		Percent of Total Voting Power
Executive Officers and Directors
Christine Hamilton (2)	8,812,481	9.52%		—	*	%	5.52%
Eddie J. Sullivan, PhD (3)	5,751,268	6.22%		—	*	%	3.61%
Samuel J. Reich (4)	1,200,506	1.30%		—	*	%	*	%
Jeffrey G. Spragens (5)	497,912	*	%	—	*	%	*	%
William Polvino, MD (6)	139,585	*	%	—	*	%	*	%
David Link, MBA (7)	203,960	*	%	—	*	%	*	%
Scott Giberson (8)	11,805	*	%	—	*	%	*	%
Erick Lucera (9)	5,555	*	%	—	*	%	*	%
Andrew Moin (10)	4,584,571	4.99%		28,380	67.19%		24.33%
Katie Ellias (11)	2,857,142	3.11%		—	*	%	1.80%
Alexandra Kropotva (12)	118,227	*	%	—	*	%	*	%
All directors and executive officers as a group (13 persons)	24,566,421	26.01%		28,380	67.19%		33.71%

Other 5% Stockholders
Entities affiliated with BVF Partners (13)	9,178,282	9.99%		12,217	28.93%		16.02%

*	Represents beneficial ownership of less than one percent (1%).
(1)

Except as indicated in these footnotes: (i) each person named in this table has sole voting and investment power with respect to all shares of Common Stock and Series A Preferred Stock beneficially owned by such person; (ii) the number of shares beneficially owned by each person includes any restricted shares of Common Stock, shares of Common Stock that may be acquired through the exercise of options and warrants that such person has the right to acquire as of, or within 60 days of November 30, 2023,and after giving effect to any applicable limitations on beneficial ownership described in the footnotes below; and (iii) the beneficial ownership percentages shown above are based on a total of 158,916,950 eligible voting shares outstanding as of November 30, 2023, being comprised of (a) 91,875,684 shares of Common Stock and (b) 67,041,266 shares of Common Stock assuming conversion of 42,236 shares of Series A-2 Preferred Stock.

(2)

Consists of (i) 4,993,090 shares of common stock held by Ms. Hamilton; (ii) 174,248 shares of common stock held as a co-owner by Ms. Hamilton with her spouse, Dr. Edward Hamilton; (iii) 2,909,022 shares of common stock held by Ms. Hamilton’s spouse, Dr. Edward Hamilton; (iv) 25,000 shares held by Christiansen Investments; (v) 82,987 shares of common stock underlying warrants that are exercisable within 60 days of November 30, 2023; (vi) 162,849 shares of common stock underlying stock options held by Ms. Hamilton exercisable within 60 days of November 30, 2023; and (vii) 465,285 shares of common stock underlying stock options held by her spouse, Dr. Edward Hamilton, exercisable within 60 days of November 30, 2023. Ms. Hamilton is a control person with voting and dispositive power over shares of Christiansen Investments and is deemed to have beneficial ownership of the shares held by Christiansen Investments. Ms. Hamilton disclaims beneficial ownership of such securities except to the extent of her pecuniary interest therein, directly or indirectly.

(3)

Consists of (i) 5,230,564 shares of common stock held by Dr. Sullivan; and (ii) 521,433 shares of common stock underlying stock options held by Dr. Sullivan exercisable within 60 days of November 30, 2023.

(4)

Consists of (i) 218,001 shares of common stock held by Mr. Reich; (ii) 1,000 shares of common stock held jointly by Mr. Reich and Mr. Reich’s spouse; (iii) 547,698 of shares of common stock held by Big Cypress Holdings, LLC that are subject to vesting during a period of up to five years after October 22, 2021, which is the Business Combination Closing Date; (iv) 9,968 shares of common stock underlying warrants that are currently exercisable; and (v) 444,499 shares of common stock underlying stock options held by Mr. Reich exercisable within 60 days of November 30, 2023. Mr. Reich is a managing member with voting and dispositive power over shares of Big Cypress Holdings, LLC and is deemed to have beneficial ownership of the shares held by Big Cypress Holdings, LLC. Mr. Reich disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein, directly or indirectly.

(5)	Consists of (i) 394,989 shares of common stock held by Mr. Spragens; and (ii) 102,923 shares of common stock underlying warrants that are currently exercisable.
(6)	Consists of 139,585shares of common stock underlying stock options held by Dr. Polvino exercisable within 60 days of November 30, 2023.
(7)

Consists of (i) 57,313 shares of common stock held by Mr. Link; (ii) 12,097 of shares of common stock held by Iron Horse Investments, LLC; (iii) 41,493 shares of common stock underlying warrants that are currently exercisable; and (iv) 93,057 shares of common stock underlying stock options held by Mr. Link exercisable within 60 days of November 30, 2023. Mr. Link is a control person with voting and dispositive power over shares of Iron Horse Investments, LLC and is deemed to have beneficial ownership of the shares held by Iron Horse Investments, LLC. Mr. Link disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein, directly or indirectly.

(8)	Consists of 12,500 shares of common stock underlying stock options held by Mr. Giberson exercisable within 60 days of November 30, 2023.
(9)	Consists of 6,250 shares of common stock underlying stock options held by Mr. Lucera exercisable within 60 days of November 30, 2023.
(10)

Based partially on information provided on a Form 4 jointly filed with the SEC on November 28, 2023. Represents an aggregate of (i) 4,584,571 shares of Common Stock and (ii) 28,380 shares of the Company’s Series A-2 Preferred Stock which are convertible into an aggregate of 45,047,619 shares of Common Stock. These securities are beneficially owned by (i) Sessa Capital (Master), L.P., directly, (ii) Sessa Capital GP, LLC, indirectly as a result of being the sole general partner of Sessa Capital, (iii) Sessa Capital IM, L.P., indirectly as a result of being the investment adviser for Sessa Capital, (iv) Sessa Capital IM GP, LLC, indirectly as a result of being the sole general partner of Sessa Capital IM, L.P., and (v) John Petry, indirectly as a result of being the manager of Sessa Capital GP, LLC and Sessa Capital IM GP, LLC. Andrew Moin, an Analyst and Partner with Sessa Capital, is a member of the board of directors of the Company. Mr. Moin disclaims beneficial ownership of any securities reported by any person except to the extent of his pecuniary interest therein. Sessa is subject to a 4.99% blocker.

(11)

Based on information provided on a Form 4 filed with the SEC on November 28, 2023. Represents an aggregate of 2,857,142 shares of Common Stock. These securities are beneficially owned by JDRF T1D Fund, LLC (“JDRF”), directly. Helen Katherine Ellias, a Managing Director with JDRF, is a member of the board of directors of the Company. JDRF is a non-profit organization and Ms. Ellias is an employee of such organization. As such, Ms. Ellias disclaims beneficial ownership of any securities held by JDRF.

(12)

Consists of (i) 6,109 shares of common stock underlying stock options held by Ms. Kropotova exercisable within 60 days of November 30, 2023; and (ii) 118,750 shares of common stock underlying restricted stock units that will vest within 60 days of November 30, 2023.

(13)

Based partially on a Schedule 13G filed with the SEC on Decmeber 4, 2023. Represents an aggregate of (i) 9,178,282 shares of Common Stock and (ii) 12,217 shares of the Company’s Series A-2 Preferred Stock which are convertible into an aggregate of 19,392,061 shares of Common Stock. These securities are beneficially owned by Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS LP, and MSI BVF SPV, LLC (collectively, the “BVF Funds”). The BVF Funds are subject to a 9.99% blocker. The address of the BVF Funds is 44 Montgomery St., 40th Floor San Francisco, California 94104.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or notify us by sending a written request to: the Corporate Secretary, 2100 East 54th Street North, Sioux Falls, South Dakota 57104. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.

Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

We know of no other matters to be brought before the Special Meeting. However, if any other matters do properly come before the Special Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov.

We will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Proxy Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Proxy Statement incorporates). Please direct such request in writing or by telephone at the following address:

SAB Biotherapeutics, Inc.

2100 East 54th Street North

Sioux Falls, SD 57104

Attn: Investor Relations

You may also access such documents free of charge at [●] as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. Our website and the information contained on that site, or connected to that site, are not incorporated into and are not a part of this Proxy Statement.

Your cooperation in giving these matters your immediate attention and in returning your proxy promptly will be appreciated.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Eddie J. Sullivan
Eddie J. Sullivan
Director and Chief Executive Officer

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V25139-Z86291 SAB BIOTHERAPEUTICS, INC. 2100 EAST 54TH STREET NORTH SIOUX FALLS, SD 57104 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to [•] You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w SAB BIOTHERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. Authorize the board of directors, in its discretion but prior to the one-year anniversary of the date on which the proposal is approved ! ! ! by the Company’s stockholders at the meeting, to amend the company’s charter to effect a reverse stock split of all of the outstanding shares of common stock, at a ratio in the range of 2-for-3 to 1-for-10, with such ratio to be determined by the board of directors. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. SAB BIOTHERAPEUTICS, INC. Special Meeting of Stockholders [•], 2024 [•] AM Eastern Standard Time This proxy is solicited by the Board of Directors The undersigned appoints Eddie J. Sullivan and Samuel J. Reich, and each of them, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned, all of the shares of common stock of SAB Biotherapeutics, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders of SAB Biotherapeutics, Inc. to be held on [•], [•], 2024, and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side V25140-Z86291

Appendix A

FORM OF CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SAB BIOTHERAPEUTICS, INC.

SAB Biotherapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.
The name of the Corporation is SAB Biotherapeutics, Inc.
2.
The Amended and Restated Certificate of Incorporation of the Corporation is amended by adding the following new paragraph to the end of Article IV, Section 4.3:
6.
Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each [●] shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, $0.0001 par value per share (the “New Common Stock”), without any action by the holder thereof (the “Reverse Stock Split”). No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a book entry position which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of New Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the New Common Stock on The Nasdaq Stock Market LLC at the close of business on the date prior to the Effective Time. Each book entry position that immediately prior to the Effective Time represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such book entry position shall have been reclassified and combined, subject to the elimination of fractional shares set forth above.
3.
This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.
4.
This Certificate of Amendment shall become effective as of [●], Eastern Time on [●], 2024.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [●] day of [●], 2024.

By:	/s/ Eddie J. Sullivan
Eddie J. Sullivan
Chief Executive Officer

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